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                                                                EXHIBIT 23.1



[KPMG Peat Marwick LLP Letterhead]


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
IDEC Pharmaceuticals Corporation:

We consent to the use of our reports incorporated herein by reference.

                                                KPMG, Peat Marwick LLP

San Diego, California
June 14, 1996